UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 2, 2009

ULTICOM, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30121	22-2050748
State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	I.R.S. Employer Identification No.

1020 Briggs Road,

Mount Laurel, New Jersey

08054

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 2, 2009, Ulticom, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) declared a special cash dividend (the “Special Dividend”) of $4.58 per share, payable on April 20, 2009 to the Company’s shareholders of record as of the close of business on April 13, 2009 and providing an update on the Company’s financial statement completion. The text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated April 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTICOM, INC.

Date: April 2, 2009	By:	/s/ Shawn Osborne
		Name:	Shawn Osborne
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 2, 2009.